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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   (Mark One)
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

                        Date of report September 25, 2000


                         Commission file number 0-25135

                                 REDDING BANCORP
             (Exact name of Registrant as specified in its charter)

                   California                                    94-2823865
(State or other jurisdiction of incorporation or              (I.R.S. Employer
                 organization)                               Identification No.)

             1951 Churn Creek Road
                Redding, Bancorp                                    96002
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (530) 224-3333

        Securities registered pursuant to Section 12(b) of the Act: None

           Securities registered pursuant to Section 12(g) of the Act:
                      Common Stock, no par value per share

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]



   Indicate the number of shares outstanding of each of the issuer's class of common stock, as of the latest practicable date. August 31, 2000 2,614,851 shares.


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Item 5. Other Events

Press release for the following (article attached):

Redding Bancorp, parent company of Redding Bank of Commerce announces dividend.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      /s/ Linda J. Miles

                                      By: Linda J. Miles
                                      Executive Vice President & Chief Financial
                                      Officer


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PRESS RELEASE
REDDING BANCORP (RDDB)

                                               FOR INFORMATION CONTACT:
                                          RUSSELL L. DUCLOS, PRESIDENT & CEO
                                               PHONE (530) 224-7326, OR
                                        LINDA J. MILES, CHIEF FINANCIAL OFFICER
                                                 PHONE (530) 224-7318
                                             WWW.REDDINGBANKOFCOMMERCE.COM

FOR IMMEDIATE RELEASE:

REDDING BANCORP, PARENT COMPANY OF REDDING BANK OF COMMERCE
DECLARES CASH AND STOCK DIVIDEND

================================================================================

REDDING, CALIFORNIA, SEPTEMBER 21, 2000/ PRNEWSWIRE-- Russell Duclos, President and CEO of Redding Bancorp, the parent company of Redding Bank of Commerce, today declared a combined dividend of $.65 per share cash dividend and a 10% stock dividend.

This dividend represents the twelfth consecutive year that a cash dividend has been paid, and the second time a stock dividend has been paid. The cash dividend is based upon shareholder holdings before the issue of the stock dividend. Both the cash and stock dividend will be paid on October 22, 2000 to shareholders of record as of October 1, 2000.

Redding Bank of Commerce, the primary subsidiary of Redding Bancorp, reports strong net earnings of $3,317,000 for the eight months ended August 31, 2000, exceeding 1999 earnings for the same period by $302,000.

Redding Bank of Commerce, a premier provider of financial services to the Business and Professional community in Northern California continues to be a leading performer among its national peer group with a return on average assets


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of 2.08%, and a return on average shareholder equity of 18.47%. The bank operates three full service offices in Redding and Roseville, California.

Markets in the Company's Common Stock:

o Lisa Gallo at Hoefer & Arnett, 353 Sacramento Street, Tenth Floor, San Francisco, California (800) 346-5544,

o Thomas Bedford at Van Kasper & Company, 600 California Street, Suite 1700 San Francisco (800) 652-1747.

o Joey Warmenhoven at Pacific Crest, 111 SW Fifth Avenue, 42nd Floor, Portland, Oregon 97204 (800) 473-3775.

Redding Bancorp stock is listed on the over the counter bulletin board (OTCBB) under the symbol RDDB. Investor information is available via our website located at www.reddingbankofcommerce.com.

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